RISI Timberland Conference February 2014 Exhibit 99.1

Forward Looking Statements
This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-
looking information. The Company’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in, or implied by, the forward-looking statements as a result of risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any of these forward-looking statements, which reflect the Company’s views on this date.  Furthermore, except as required by law, the Company is under no duty to, and does not intend to, update any of our forward-
looking statements after this date, whether as a result of new information, future events or otherwise.

Annual Housing Starts vs. Real Sawtimber Prices
(starts in 000s / US$ per ton)
It’s All About Housing
Housing starts drive sawtimber prices: 1.5mm starts = $40+ sawtimber (vs. $23 today).
Source: Forest Economic Advisors.
Projected Housing Starts
Projected Lumber Consumption
(starts in millions)
(BBF)
Source: Timber Mart-South South-wide Average Sawtimber Prices.
Note: Prices are adjusted for inflation and converted to 2013 dollars based on the
Producer Price Index (PPI).
0.8
0.9
1.2
1.4
1.6
1.8
0.5
1.0
1.5
2.0
12 13 14 15 16 17
$20
$30
$40
$50
$60
500
1,000
1,500
2,000
2,500
Total Housing Starts
Pine Sawtimber
44.4
48.5
53.2
57.7
63.0
67.3
30
40
50
60
70
80
12 13 14 15 16 17

Mountain Pine Beetle Impact Will Be Pronounced
U.S. Housing Starts vs. B.C. Interior Annual Allowable Cut
MPB epidemic is projected to lead to reduced lumber production of 20% in B.C.
Inventory of Available Live and Dead Lodgepole Pine By Years Since Attack
(Mil m³)
(starts in MMs / AAC in Mil m³)
Poor Grade of
Lumber
Lower Log
Recovery
Longer Haul
Distances
Higher Costs &
Lower Production
from B.C.
~20% Decline in B.C. Supply
~5% Decline in N. American Supply
Economic Shelf Life = 8-12 years
Source: Forest Economic Advisors.
2.1
0.6
1.5
64.1
66.9
50.7
2005 2009 Trend
Housing Starts B.C. Interior AAC
-
200
400
600
800
1,000
1,200
1,400
1,600
99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Live <8 yrs 9-10 yrs 11-12 yrs >12 yrs
Year

17.0
13.8
-
4.0
8.0
12.0
16.0
20.0
2005 2016
Lumber Production
Eastern Canada Producers Have Multiple Challenges
Eastern Canada Lumber Production
Increased harvest restrictions and large-scale paper mill closures are projected to lead to reduced lumber production of 20% in Eastern Canada.
Unsustainable
Harvest Levels
Higher Costs & Lower Production from
Eastern Canada
Issue
Government
Mandated Harvest
Reductions
Result
Closure of Pulp and
Paper Mills
Severely Impacted
Sawmill Economics
Net Impact
Source: Forest Economic Advisors.
~20% Decline in E. Canada Supply
~5% Decline in N. American Supply

Log and Lumber Export Volume Has Surged
China has driven exponential growth in log and lumber exports from the Pacific Northwest and British Columbia, respectively.
U.S. Pacific Northwest Log Exports British Columbia Lumber Exports (excl. U.S.)
(BBF) (BBF)
Source: Forest Economic Advisors. Source: Forest Economic Advisors.
-
0.5
1.0
1.5
2.0
02 03 04 05 06 07 08 09 10 11 12 13
China Rest of World
Year
-
2.0
4.0
6.0
8.0
02 03 04 05 06 07 08 09 10 11 12 13
China Rest of World
Year

Aggregate Supply-Demand Impact Will Be Unprecedented
These supply-demand factors equate to +1.7 million housing start equivalents.
Mountain Pine Beetle Epidemic in
British Columbia
Significant Increase in Lumber and
Log Exports to China
Major Timber Supply Contractions
in Eastern Canada
Recent Upturn in U.S. Residential
Construction
Annual Supply Impact
(Housing Start Equivalents)
Annual Demand Impact
(Housing Start Equivalents)
(220,000)
(175,000)
+450,000
+890,000
Aggregate Impact on Lumber
Supply-Demand Balance
~1.74 million
Versus 2013 Starts of ~950k
Source: Forest Economic Advisors.

“Super-Cycle” Creates New Peak
2005 vs. 2013 vs. 2017 Housing Start Equivalents
(starts in millions)
Source: Forest Economic Advisors.
New “super-cycle” peak (+30% vs. 2005) should drive significantly higher sawtimber prices.

Non-correlated asset class with inflation protection
Industry leveraged to timber “super-cycle”
Clearing house for mid-sized forests
Substantial pipeline of finite life institutional timberland portfolios
High demand fiber basket with diverse mill customers
Very strong pulpwood market
Only publicly-traded REIT invested exclusively in timberlands
Largest U.S. timber market with strong fundamentals
Significant experience in timberland investment and operations
Strong track record at TimberStar – acquired $1.4 billion of timberlands and exited at 2.0x equity multiple within 4 years
Strategically Located Portfolio
Opportune Acquisition
Environment
CatchMark Highlights
Experienced Management
Team
“Pure Play” U.S. South Timber
REIT
Attractive Asset Class

Overview of CatchMark Timber Trust Holdings
280,000 acres of commercial
timberlands
247,200 fee acres
32,800 leased acres
Approximately 10.7mm tons of
merchantable timber (as of
12/31/13)
50+ mills within 100-mile radius
Delivers approximately 750
truckloads weekly
Planted 13.9mm trees since
2007 acquisition
Well-diversified species and
product mix
75% pine / 25% hardwood
by acreage
41% sawtimber / 59%
pulpwood by volume
SFI-certified
Forest Product Mills within
100-mile radius
Counties with CatchMark
Ownership
Alabama
Georgia
Note: Colors on U.S. map denote major timberland markets.

CatchMark is a Pure-Play Timber REIT
2012 EBITDA from Non-Timber Businesses
CatchMark will be the only pure-play, publicly-traded timber REIT with a focus on recurring harvest cash flow.
% of Average Timberland Adjusted EBITDA from Land Sales
(1)
(1) Data based on 5-year average data (2008 – 2012); Timberland Adjusted EBITDA includes timber harvest EBITDA, land sales EBITDA and non-cash basis of land sales.
(2) Weyerhaeuser does not provide disclosure on land sales.
52%
9%
63%
11%
25%
0%
0%
20%
40%
60%
80%
100%
WY PCL RYN PCH DEL CatchMark
% of Total EBITDA
NA
64%
43%
44%
24%
25%
0%
10%
20%
30%
40%
50%
60%
70%
80%
WY PCL RYN PCH DEL CatchMark
% of Timberland Adj. EBITDA
(2)

(1) Gross proceeds of $163 million less fees and expenses of $14.4 million.
(2) Based on price as of 2/6/2014.
(3) Based on debt divided by (debt plus equity market cap).
$150mm committed, multi-draw acquisition
facility with accordion up to $225mm
Grid pricing overview:
LOC / Term Loan: L+150 to L+275
Acquisition Facility: L+175 to L+300
+ 20 to 35 bps commitment fee
$15mm revolver (undrawn)
Debt remaining post-IPO converted to term
loan
Conservative Capital Structure with Embedded Growth Capacity
CatchMark has low leverage with over $200 million of embedded leverage / acquisition capacity.
($ in 000s)
9/30/2013
Pro Forma
(1)
New Credit Facility Overview
Cash & Cash Equivalents $12,467
Total Debt 32,254
Net Debt $19,787
Preferred Stock –
Stockholders' Equity 303,794
Equity Market Cap.
(2)
$337,242
Debt to Total Market Cap.
(3)
8.7%

Historical Timberland Transaction Volume
($ in millions)
Timberland M&A Activity Is Picking Up
Significant TIMO owned portfolios acquired in 2003 – 2008 expected to re-enter the market.
Source: Forest Economic Advisors.
2003 – 2008 Volume = $35 billion
$680
$1,634
$2,032
$3,767
$3,074
$6,130
$8,458
$8,391
$4,901
$1,949
$1,060
$1,337
$3,404
$3,853
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Timely Growth Opportunity
Cyclical buying opportunities in timberland
Significant upside potential from improving market dynamics
Substantial pipeline of finite life institutional timberland portfolios
Focus on key U.S. South and Pacific Northwest regions
Target well-stocked properties capable of generating stable cash flow
Utilize attractive cost of capital
Senior team with deep and proven timber investing experience
Strong management track record and historical investor returns
$1.4 billion capital invested, 1.4x capital returned, 2.0x equity returned
Opportunity / Timing
Strategy
Track Record
CatchMark is well-positioned to execute its growth strategy and leverage the anticipated sector recovery.

Conclusion / Key Takeaways
Proactive asset management philosophy and value maximization mindset
Significant experience investing in and operating timberlands
Track record of delivering strong investor returns
Non-correlated asset class, inflation protection, direct play on housing recovery
Stable and predictable cash flows with significant upside potential
Excellent anchor asset located in competitive fiber basket
Pure-play timber REIT focused on timberland operations
Balance sheet capacity and pipeline to grow accretively
Strong governance structure with industry best practices
Valuation at discount to recent private market transaction precedents
Represents attractive entry point with significant upside from industry “super-cycle”
Asset
Team
Platform
CatchMark represents a compelling opportunity.
Valuation